UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported) January 8, 2004

GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	38-0572515

(State or other jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (313) 556-5000

SIGNATURES

ITEM 9. Regulation FD Disclosure

     On Thursday, January 8, 2004 General Motors Corporation issued forward looking information relating to their financial objectives for 2004. The press release and presentations are as follows:

GM Ends 2003 On A Strong Note, Sets Business Objectives For 2004

•	Closes 2003 with stronger balance sheet, fully funded U.S. pensions, record GMAC results, strong U.S. sales performance

•	Targets 2004 earnings per share of $6.00 — $6.50

•	Expects $5.0 billion operating cash flow in 2004

•	Plans to grow market share in all regions

DETROIT — General Motors Corp. (NYSE: GM) today unveiled its business objectives for 2004 at a meeting of the Automotive Analysts of New York, saying that a key competitive advantage is the company’s ongoing drive to leverage its global capabilities to meet local market needs.

“The winners in tomorrow’s global auto industry will be those companies that best combine the efficiencies of global scale with a superb focus on local markets,” said GM Chairman and Chief Executive Officer Rick Wagoner. “And I like GM’s position.”

Wagoner said GM ended 2003 with a significantly stronger balance sheet as the company doubled its cash generation target, restored its U.S. hourly and salaried pension plans to a fully funded position, and posted record results at General Motors Acceptance Corporation (GMAC).

GM also posted strong vehicle sales in the U.S. in the second half of the year, reflecting better economic conditions and greater availability of several important new products. For the second half of 2003, GM’s U.S. market share was 28.7 percent, and industry volume was running at about 17.5 million units.

GM is scheduled to report 2003 financial results on January 20. However, the company said that the current analyst consensus of approximately $1.22 earnings per share for the fourth quarter of 2003 is a reasonable estimate.

GM Vice Chairman and Chief Financial Officer John Devine said GM expects to grow market share in all four GM automotive regions and to improve automotive profitability in 2004. He said the company expects to earn $6.00 to $6.50 per share of GM common stock in 2004, excluding any special items and at current dilution levels. The dilution calculation may be affected by the Series C Convertible Senior Debentures due in 2033 and issued by GM in July of 2003. In addition, GM expects to generate operating cash flow of $5.0 billion.

Devine also reiterated GM’s goal of attaining earnings of $10 per share by mid-decade.

“In order to achieve this aggressive target, we will continue to focus on enhancing revenue and reducing costs. More specifically, this will require attaining a minimum net margin of 2.5 percent in North America and 1 percent in Europe. We must also achieve moderate profitability in Latin America and continued growth in the Asia Pacific region,” Devine said. “Getting to $10 per share will be very challenging, but we plan to get it done.”

GM expects record global industry sales of about 60 million vehicles in 2004, up more than 3 percent over 2003. The growth is expected to be led by strength in China and other emerging markets, with a gradual recovery in South America and continued improvement in the U.S. GM estimates that 2004 industry sales will be up 2 percent, to approximately 17.3 million units in the U.S.; up 1 percent, to approximately 19.6 million units in Europe; and up 3 percent, to approximately 3.6 million units in the LAAM region. The strongest growth is anticipated in Asia Pacific, where the industry is expected to reach approximately 17 million units — a gain of about 9 percent.

GM’s business objectives by region include 2004 net income in North America of approximately $1.0 to $1.4 billion; a range of break-even to income of about $100 million in Europe; improved performance in the LAAM region with narrowed losses of about $100 million to $200 million in 2004; and income of $700 million to $800 million in the Asia Pacific operations.

GM will continue its worldwide product offensive with plans for total capital expenditures of approximately $7 billion in 2004. Net material cost reduction for GM North America is targeted at greater than 3.5 percent, and at greater than 3.0 percent for GM Europe. In addition, GM expects to reduce structural costs by $500 million in 2004.

GMAC Chairman and President Eric Feldstein said GMAC expects to earn at least $2 billion in 2004, which would be its second-best year — surpassed only by 2003 results. Finance operations are expected to earn slightly less in 2004 as a result of lower net interest margins.

Mortgage profitability is expected to decline on lower mortgage industry volume. Insurance operations are slated to improve on higher underwriting income and the appreciation of the unit’s investment portfolio. In addition, GMAC is planning to remit a dividend to GM for the third consecutive year. GMAC paid a $1 billion dividend to GM during the fourth quarter of 2003.

General Motors begins 2004 with its U.S. hourly and salaried pension plans fully funded — a result of pension plan contributions totaling $18.5 billion in 2003, combined with asset returns of approximately 22 percent for calendar year 2003. The fully funded status reflects a discount rate of 6.0 percent, down from the 6.75 percent rate used previously. GM will maintain its long-term expected asset return assumption of 9 percent. In 2004, GM expects pretax pension expense and related interest expense to total about $2.4 billion, down from $3.1 billion in 2003.

Earlier this week, GM contributed $2.4 billion in cash to its Voluntary Employees’ Beneficiary Association (VEBA) Trust used to fund GM’s post-retirement health care obligations. This contribution brings the total assets in the VEBA Trust to approximately $12.4 billion. GM’s 2004 post-retirement health care expense is expected to be $4.6 billion, up from $4.3 billion in 2003.

“The escalating cost of health care is a growing competitive disadvantage for U.S. businesses at a time when global competition is increasing,” Devine said. “Working with the business community and government to make the health care system more accountable and affordable will be a priority for GM in the coming year.”

In this press release and related comments by General Motors management, our use of the words “expect,” “anticipate,” “estimate,” “project,” “forecast,” “outlook,” “target,” “objective,” “plan,” “goal,” “pursue” and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K (at page II-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

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Note to editors:

General Motors will provide audio and webcast of its presentations to the Automotive Analysts of New York today, January 8, 2004, from approximately 2:15 p.m. to 5:15 p.m. Eastern Time.

Audio access to the presentations will be available through a live conference call (listen only mode). Dial-in access will begin at approximately 2:00 p.m. Eastern Time (ET). To access the conference call, dial (212) 271-4616 and ask to be connected to the General Motors conference call. A taped replay of the call will be made available from 6:15 p.m. ET on January 8 until 6:15 p.m. ET on January 9. To access the taped replay, dial (800) 633-8284 (the number is 402-977-9140 for international callers) and enter reservation #21173208.

The presentations will be available live via a hot link in GM Media Online at http://media.gm.com, or directly at http://investor.gm.com under the “Events and Presentations” section. Presentation materials will also be retained for a limited time under “Recent Presentations” in the Events and Presentations section.

# # #

Financial Outlook & Business Objectives 2004 Security Analysts Meeting January 8th John Devine Chief Financial Officer & Vice-Chairman

2003 Review 2004 Industry Outlook 2004 Targets & Objectives Agenda

2003 "Year in Review" Successes Strong cash flow U.S. salary & hourly pension fully funded Hughes deal completed Cadillac is back Strong GMAC and GMAP performance Reasonable UAW contract Challenges Core automotive profitability Tough pricing environment North America market share below target Sluggish GME / Brazil turnarounds Health care inflation

Priorities $5.00 EPS excluding Hughes & special items Cash generation of $10B Grow share in all regions Regional / Sector Income Targets North America: $1,700 - $1,900M Europe: ($200) - $0M Rest of World: $100M+ GMAC: $1,700 - $1,900M Other Metrics Structural cost: $42.4B GMNA, $7.8B GME Capital spending of $7.0B Net material cost reduction: 3.0% GMNA, 3.5% GME 2003 CY Priorities / Targets G G G G G G Y R R G 1 Adjusted for Allison Transmission transferred to GMNA in Q2 2003 1

2003 Review 2004 Industry Outlook 2004 Targets & Objectives Agenda

Above trend growth expected worldwide US economy to lead growth among developed markets Expect 4.5% GDP growth Europe expected to have accelerating recovery Asia Pacific should continue to outperform LAAM's recovery should be aided by declining interest rates and stronger demand Global Economic Outlook

Record year for global vehicle sales expected Industry sales of about 60M; up >3% from 2003 Sales growth led by strength in China and other emerging markets, gradual recovery in South America and continued improvement in the U.S. Affordability conditions expected to remain favorable for consumers Pricing pressures to remain in most major markets Low interest rates and ample credit availability New models stimulating demand 2004 Industry Outlook

North America U.S. Industry of 17.2-17.3M (up 2%) GM share targeted to improve Expect negative yet moderating pricing Europe Industry estimated at 19.6M (up 1%) GM share targeted to improve Expect continued pricing pressure Latin America & Asia-Pacific LAAM industry sales up 3%, AP industry up 9% Expect improved share in both regions 2004 Market & Industry Assumptions

2003 Review 2004 Industry Outlook 2004 Targets & Objectives Agenda

$6.00-$6.50 EPS Operating cash flow of $5.0 billion Grow market share in all regions 2004 Priorities 2 2 Prior to pension / VEBA contributions & non-operating cash items 1 Excluding any special items; at current dilution levels 1

Industry assumptions U.S. industry of 17.2-17.3M (up 2%) U.S. industry mix continues to richen Canada & Mexico expected to grow slightly GM volume assumptions Moderate growth in market share, led by introduction of 13 all new products in 2004 Expect 24% of volume to be attributable to new vehicles Pricing assumptions Negative pricing to continue at more moderate levels Still target to grow revenue per vehicle GMNA - 2004 Industry Overview * Includes products introduced mid-year 2003 CY or in 2004 CY *

'02 Actual '03 Estimate '04 Outlook AP 0.009 0.005 Commercial 0.032 0.035 0.037 Technical 0 0.02 Stretch 0.01 GMNA Material Cost Reduction Pursue continued material cost reductions through: One company approach BOM re-use / complexity reduction Optimize supplier footprint globally Focus on warranty / durability improvement 3.3% 3.5% >3.5%

U.S. Pension Expense 3 3

2002 Guidance -17.8 -17.8 0 -7.4 -7.4 0 0.3 0 -6 0 0 -6 -23.8 -18.5 -5.7 -13.1 -6 1.4 0 0 0 -2.1 0 0.3 0.3 0 0 0 0 0 0 0 0 1.4 0 0 0 0 YE Service & Labor 2003 75bp 22% YE Serv., Int. 9% YE 2002 Interest Contract Contrib. Lower Asset 2003 & Other Asset 2004 Costs Disc. Rate Returns Costs Return Fcst U.S. Hourly and Salaried Pension Plans Funded Status Walk 1 $ Billions $0.3B ($17.8B) $1.4B 1 YE 2002 funded status for all US plans (excluding Hughes) was ($19.1B) (6.00%)

U.S. Health Care Spending & OPEB Expense

GMNA Structural Cost $ Billions 2002 Guidance 41.5 41.5 0 42.4 40.5 0 40.5 0 0.4 41.9 0.8 1.9 40.5 0 1.3 0 0 0 0 0 0 0 0 0 0 0 $40.5B ~$41.5B 2003 CY 2003 Wage Pension Cost 2004 CY Fcst. "1-Timers" Economics & OPEB Performance Target

Expect 2004 net income of $1.0 to $1.4 billion Current 2003 CY analyst consensus of $1.0B net income Impact of moderate volume growth and aggressive material cost savings expected to more than offset negative pricing Structural costs anticipated to decrease by $1.0 billion (pre-tax) Performance improvements and decreased pension expense more than offset health care and labor economic increases Interest expense to increase due to full-year carry of 2003 debt issuances 2004 GMNA Earnings Outlook

Industry assumptions Industry volume expected to be 19.6M (+1%) Anticipate modest declines in UK, Italy and Spain offset by growth in Germany, France and Eastern Europe GM volume assumptions Continued improvement in market share and mix Pricing / FX assumptions Not expecting any significant easing of pricing Weaker U.S. $ versus SEK and Euro, and weaker British pound versus Euro adversely impact GME GME - 2004 Industry Overview

Product Introduction Plans Astra 5 door hatchback & Astra Wagon Tigra retractable hardtop Full year of Vectra Wagon, Signum & Meriva Continued Saab momentum in the U.S. Strong 9-3 demand and intro of 9-2x Commercial vehicle growth focus & improved diesel portfolio 2004 GME Product & Revenue

Expect 2004 earnings of breakeven to $100 million net income Current 2003 analyst consensus of ($300M) loss Favorable mix expected to more than offset pricing, resulting in revenue per unit growth Material cost savings of greater than 3% expected Structural costs anticipated to be up slightly versus 2003 Targeted to improve as a % of net revenue Foreign currency impact projected to remain negative 2004 GME Earnings Outlook

Industry expected to be 3.6M vehicles (+3%) Political & economic uncertainty remain, though major currencies have strengthened Expect GDP growth of >3.5% and stability of interest rates in most South American markets Brazilian market key to region's recovery Industry sales anticipated to rebound about 7% Moderation of inflation and interest rates expected GDP growth of >3% expected, versus 1% in 2003 GMLAAM - 2004 Industry Overview

Expect to narrow losses to ($100-$200) million in 2004 Analyst consensus for 2003 CY is ($300M) loss Anticipate GM volume growth Driven by improving Brazilian market and moderate market share expansion Net impact of material cost and pricing projected to be positive Structural costs expected to be flat to up slightly GMLAAM - 2004 Earnings Outlook

Industry expected to be 17.0M vehicles (up 9%) China industry of 5.3M; up 20% Large growth in South Korea, India and Malaysia Moderate recovery in Japan Australia relatively flat versus record 2003 levels Expect continued pricing pressures in China Modest price pressure in Korea & Australia Chinese overcapacity currently not an issue GMAP - 2004 Industry Overview

Manage growth in China Expect China to remain extremely profitable though earnings may be relatively flat versus 2003 Increased volume & share expected to be offset by pricing, growth-related structural costs and mix impact of more low- segment cars Continue GMDAT expansion Expect export and domestic volume to increase significantly Improve profitability in India and Thailand Continue strong results in Australia Expect net income of $700-$800 million GMAP - 2004 Objectives

Expect net income of $2.0 billion or more Financing earnings should decrease due to decline in U.S. net interest margins Mortgage profitability expected to decline, but less than the reduction in mortgage industry volume Insurance profitability expected to improve due to increased underwriting income and appreciation of investment portfolio GMAC - 2004 Overview

2002 2003 Consensus 2004 Outlook Mid-decade Target 2002 Guidance 6.98 0 6 0 0 0 5.44 0 0 0 0 0 0 0 10 0 0 0.5 0 0 0 0 0 $10 EPS By Mid-decade Remains the Goal EPS Excluding Hughes & Special Items $6.98 $5.44 $6.00 - $6.50 $10.00 EPS target at current dilution levels

2004 Outlook GMNA GME GMLAAM GMAP GMAC Mid-decade Target 2002 Guidance 6 6.25 0 9.3 0 0 0.5 2.6 0 0.35 9.65 10 0 0 8.85 0 0.35 0 0 0.45 0 0 0 Roadmap to $10 EPS Goal EPS Excluding Special Items $10.00 Contribution by Business: GMNA: 2.5% Net Margin GME/LAAM: 1.0% Net Margin GMAP: $0.9-$1.0B Net Income GMAC: Carryover '04 Income Strong product cadence / moderate market share gains Moderating price declines Material / structural cost performance Improve Brazil profitability Continue to grow in China GMDAT growth (export & S. Korea) EPS figures at current dilution levels $6.00 - $6.50

Priorities $6.00-$6.50 EPS Operating cash flow of $5.0B Grow share in all regions Regional / Sector Income Targets North America: $1,000 - $1,400M Europe: $0 -$100M LAAM: ($200M) - ($100M) Asia-Pacific: $700 - $800M GMAC: > $2,000M Other Metrics Structural cost: >$500M reduction in automotive operations Capital spending of $7.0B Net material cost reduction: 3.5% GMNA & 3.0% GME 2004 Priorities / Targets * EPS excluding any special items; at current dilution levels *

Summary 2004 EPS goal of $6.00-$6.50 based on aggressive cost targets and projected higher volumes Expect to benefit from improving global economic environment and strong GM product cadence Anticipated ongoing pressures from pricing, health care escalation and strong global competition Continued focus on great products, aggressive marketplace positioning, cost reduction and cash generation

GMAC CONSOLIDATED NET INCOME $ millions 2,000 1,750 1,500 1,250 1,000 750 500 $1,325 $1,527 $1,602 $1,786 $1,870 Q3 YTD $2,163 1998 1999 2000 2001 2002 2003 Estimate

GMAC 2003 Report Card Objectives Established January 2003 Generate Net Income $1.7-$1.9 billion G Remit Dividend to GM G Contain GMAC Funding: Equity Leverage Ratio G

GMAC 2003 Net Income by Sector Financing Operations Insurance Operations Mortgage Operations = Record 2003 Net Income

GMAC 2003 Net Income by Sector Financing Operations Reduction in GMAC cost of funds Low short-term rates sustained Long-term Treasury rates declined GMAC borrowing spreads tightened significantly Increased profitability at International Operations

GMAC 2003 Net Income by Sector Financing Operations Insurance Operations Increased premiums bolstered underwriting profits Higher investment Income

GMAC 2003 Net Income by Sector Financing Operations Insurance Operations Mortgage Operations Record high mortgage volume Share gains at residential and Commercial Mortgage operations Increased securitization volume at rich profit margins

GMAC 2003 Net Income by Sector Financing Operations Insurance Operations Mortgage Operations = Record 2003 Net Income

GMAC 2004 Priorities Net Income target of at least $2 billion Capital efficiency Provide attractive returns on GM&s equity in GMAC Remit cash dividend to GM Support of GM&s global vehicle sales with innovative wholesale and retail financing activity

GMAC 2004 Key Issues Lease Residuals Credit Losses Funding Outlook Sharp Decline in Mortgage Volume

GMAC 2004 Key Issues Lease Residuals Credit Losses Funding Outlook Sharp Decline in Mortgage Volume

GMAC U.S. SmartLease Book Gain Per Unit $ Per Unit 1,200 1,000 800 600 400 200 0 $1,080 $1,074 $948 $767 $285 $212 $73 1997 1998 1999 2000 2001 2002 2003 Estimate

GMAC Off-Lease Vehicle Book Gain/(Loss) Calculation Proceeds from Sale of Off-Lease Vehicle Less: Vehicle's Residual Value estimated at origination of lease = Book Gain/(Loss)

GMAC U.S. SmartLease Book Gains % of Estimated Dealer Cost Book Gain 65.0% 60.0% 55.0% 50.0% 45.0% 1997 1998 1999 2000 2001 2002 2003 2004 Estimate Outlook

GMAC U.S. SmartLease Hypothetical 2004 Book Gain % of Estimated Dealer Cost Book Gain 65.0% 60.0% 55.0% 50.0% 45.0% 1997 1998 1999 2000 2001 2002 2003 2004 Estimate Outlook

GMAC U.S. SmartLease Terminations Outlook 000's Units 750 650 550 450 350 0 414 457 396 460 580 738 611 365 330 1997 1998 1999 2000 2001 2002 2003 2004 2005 Estimate Outlook

GMAC U.S. SmartLease Book Gain Per Unit $ Per Unit 1,200 1,000 800 600 400 200 0 $1,080 $1,074 $948 $767 $285 $212 $73 1997 1998 1999 2000 2001 2002 2003 2004 Estimate Outlook

GMAC 2004 Key Issues Lease Residuals Credit Losses Funding Outlook Sharp Decline in Mortgage Volume

GMAC U.S. Auto New and Used Retail Loans % of Units Outstanding 4.00 3.50 3.00 2.50 2.00 1.50 1.00 Frequency of Loss Repossessions 30-Day Delinquency 3.59% 1.83% 3.39% 2.01% 1995 1996 1997 1998 1999 2000 2001 2002 2003 Estimate

GMAC U.S. Auto New Retail Loans Absolute $ Loss 10,000 8,000 6,000 4,000 2,000 Severity of Loss Average Gross Loss Per Unit With A Loss $5,195 $5,121 $8,205 1997 1998 1999 2000 2001 2002 2003 Estimate

GMAC U.S. Auto New Retail Loans Absolute $ Loss 10,000 8,000 6,000 4,000 2,000 Severity of Loss Average Gross Loss Per Unit With A Loss $5,195 $5,121 $8,205 1997 1998 1999 2000 2001 2002 2003 2004 Estimate Avg. Amt. Financed $17,965 $19,948 $23,629 $28,212

GMAC U.S. Auto New Retail Loans Absolute $ Loss 10,000 8,000 6,000 4,000 2,000 Severity of Loss Absolute $ Loss Loss as % of Dealer Cost $5,195 $5,121 $8,205 35% 31% 38% 1997 1998 1999 2000 2001 2002 2003 Estimate % Of Dealer Cost 75.00 60.0 45.0 30.0 15.0 Avg. Amt. Financed $17,965 $19,948 $23,629 $28,212

GMAC 2004 Key Issues Lease Residuals Credit Losses Funding Outlook Sharp Decline in Mortgage Volume

GMAC Borrowing Spreads Over 10-Year U.S. Treasuries Basis Points 450 400 350 300 250 200 150 0 110 437 334 GMAC BBB Composite Jan 2000 Jan 2001 Jan 2002 Jan 2003 Jan 2004

GMAC Borrowing Spreads Over 10-Year U.S. Treasuries Basis Points 0 150 200 250 300 350 400 450 Jan 200 110 BBB Composite Jan 2001 Jan 2002 Jan 2003 334 437 Jan 2004 GMAC 165

GMAC Diversification of Funding Sources
Institutional Unsecured Debt as % of Total Funding Volume
100% 75% 50% 25% 0% 2000 61% 2001 66% 2002 28% 2003 30% Estimate
Memo: Avg. 10-yr. Sprds.(bps) 172 203 286 301

GMAC Diversification of Funding Sources
Institutional Unsecured Debt as % of Total Funding Volume
CY 2003 U.S. Term Funding Program
Funding Completed $47B
Funding Sources
- Institutional 30% - Retail 18% - Securitization 52%
- Total 100%
100% 75% 50% 25% 0% 2000 61% 2001 66% 2002 28% 2003 30% Estimate
Memo: Avg. 10-yr. Sprds.(bps) 172 203 286 301

GMAC 2004 Funding Strategy
Continued funding through asset-backed securitization (ABS)
- Public ABS transactions - Bank conduit ABS transactions - Sale of whole loans to financial institutions - Lease securitizations
Retail debt
- SmartNotes program - Public retail debt offerings
Institutional debt offerings to be conducted opportunistically

GMAC 2004 Key Issues -Lease Residuals - Credit Losses - Funding Outlook - Sharp Decline in Mortgage Volume

GMAC U.S. Residential Mortgage Industry Volume $ Billions 2001 2002 2003 Estimate 2004 Outlook 0 $2,000 $2,600 $3,500 $1,700 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Fannie Mae estimates

GMAC 2004 Mortgage Group Profit Drivers - Mortgage Group profitability projected to decline in 2004, but disproportionately less than industry volume downturn

GMAC LOGO 2004 Mortgage Group Profit Drivers -Deferred "Gain on sale" on prior years' securitization activity - Net income will accrue in 2004 (and beyond) on securitization conducted in 2002-2003 -Mortgage Servicing asset will appreciate in rising interest rate environment - Servicing provides natural hedge to mortgage lending business -Growing fee-based mortgage businesses which are far less sensitive to mortgage volume

GMAC 2004 Key Issues Lease Residuals Credit Losses Funding Outlook Sharp Decline in Mortgage Volume

GMAC 2004 Net Income by Sector Financing Operations Insurance Operations Mortgage Operations

GMAC 2004 Net Income by Sector Financing Operations Decline in U.S. net interest margins Partially offset by: Higher U.S. asset base Increase in book gains from off-lease vehicles Increased earnings at International operations

GMAC 2004 Net Income by Sector Financing Operations Insurance Operations Underwriting income projected to increase Insurance premiums trending higher Loss cost trends remain favorable Investment income forecast to increase with opportunity to realize capital gains

GMAC 2004 Net Income by Sector Financing Operations Insurance Operations Mortgage Operations Reduced industry volume Mitigated by amortization of gain on sale, growing fee income and potential accretion in value of servicing asset

GMAC 2004 Net Income by Sector Financing Operations Insurance Operations Mortgage Operations At Least $2 Billion

GMAC Summary 2003 Record earnings performance Strong return on equity Improved and liquidity position 2004 Targeting net income at $2 billion or higher Planning dividend remittance to GM for 3rd consecutive year Increasing support of GM vehicle operations with auto financing activities worldwide

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)

Date: January 8, 2004	By:	/s/ PETER R. BIBLE (Peter R. Bible, Chief Accounting Officer)